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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2007

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                             SCHOLASTIC CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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        DELAWARE                      000-19860                  13-3385513
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                    557 BROADWAY, NEW YORK,                       10012
                            NEW YORK                            (Zip Code)
            (Address of Principal Executive Offices)


                                 (212) 343-6100
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          Year.

         On December 12, 2007, the Board of Directors of Scholastic Corporation (the "Company") adopted amendments to certain provisions of Article VI, Sections 1, 2, and 4 of the Company's Bylaws (the "Amendments"). The purpose of the Amendments is to make the Company's common stock (the "Common Stock") eligible for participation in a Direct Registration Program operated by a clearing agency (such as the one offered by the Depository Trust Company), in compliance with recently amended NASDAQ rules. To be eligible for a Direct Registration Program, the Company must permit electronic direct registration of the Common Stock in an investor's name on the books of the transfer agent or the Company and similarly allow the Common Stock to be transferred between a transfer agent and broker. Accordingly, the Amendments were adopted to permit the issuance, recordation and transfer of the Common Stock without the issuance of physical certificates.

         The Amended and Restated Bylaws are attached to this Current Report as
Exhibit 3.1, and Sections 1, 2, and 4 of amended Article VI are incorporated into this Item 5.03 by this reference. The description of the Amendments is qualified in its entirety by reference to Exhibit 3.1 hereto.

         As of the date hereof, the Company has not made any determination whether or not to implement electronic direct registration for the Common Stock.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) The following exhibit is filed as part of this report:

         Exhibit No.       Description
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         3.1               Bylaws of the Company, Amended and Restated as of
                           December 12, 2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 13, 2007                 SCHOLASTIC CORPORATION
                                        (Registrant)


                                        /s/ Devereux Chatillon
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                                        Name: Devereux Chatillon
                                        Title: Senior Vice President, General
                                               Counsel and Secretary

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                                  EXHIBIT INDEX

Number       Exhibit
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3.1          Bylaws of the Company, Amended and Restated as of December 12, 2007